UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2014

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 8, 2014, AbbVie Inc. (“AbbVie”) issued an announcement (the “Announcement”) pursuant to the U.K. City Code on Takeovers and Mergers disclosing, among other things, a revised possible offer to acquire Shire plc.  A copy of the Announcement is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 (except insofar as such information is also set forth under Item 8.01 below) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01. Other Events.

As described in Item 7.01 above, on July 8, 2014, AbbVie Inc. disclosed a revised possible offer to acquire Shire plc.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Announcement, dated July 8, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: July 8, 2014	By:	/s/ LAURA J. SCHUMACHER
Laura J. Schumacher
Executive Vice President, Business Development, External Affairs and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Announcement, dated July 8, 2014.